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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 14, 2002

                        CASH AMERICA INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                TEXAS                             1-9733                                 75-2018239
      (STATE OF INCORPORATION)             (COMMISSION FILE NO.)             (IRS EMPLOYER IDENTIFICATION NO.)


                              1600 WEST 7TH STREET
                             FORT WORTH, TEXAS 76102
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 335-1100




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


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits


99.1     -        Certification of the Chief Executive Officer pursuant to Section 906 of the
                  Sarbanes-Oxley Act of 2002.

99.2     -        Certification of the Chief Financial Officer pursuant to Section 906 of the
                  Sarbanes-Oxley Act of 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of Daniel R. Feehan, Chief Executive Officer and President, under Section 906 of the Sarbanes-Oxley Act of 2002, and attached as Exhibit 99.2 is the certification of Thomas A. Bessant, Jr., Executive Vice President - Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied the filing of the Quarterly Report on Form 10-Q of Cash America International, Inc. for the quarterly period ended June 30, 2002 filed with the SEC on August 14, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CASH AMERICA INTERNATIONAL, INC.


Date: August 14, 2002                By: /s/ Hugh A. Simpson
                                         ---------------------------------------
                                         Hugh A. Simpson
                                         Executive Vice President, General
                                         Council and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1     -        Certification of the Chief Executive Officer pursuant to Section 906 of the
                  Sarbanes-Oxley Act of 2002.

99.2     -        Certification of the Chief Financial Officer pursuant to Section 906 of the
                  Sarbanes-Oxley Act of 2002.